SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, D. C.  20549

                              FORM 8-K/A

              AMENDMENT TO CURRENT REPORT PURSUANT
                  TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported):  JULY 8, 1993


                    Checkpoint Systems, Inc.
     --------------------------------------------------------------
      (Exact name of registrant as specified in its charter)


                          Pennsylvania
   ------------------------------------------------------------
   (State or other jurisdiction of incorporation or organization)



          1-11257                               22-1895850
       --------------                      ---------------------
   (Commission File Number)            (I.R.S.Employer Identification No.)



      101 Wolf Drive, PO Box 188       Thorofare, New Jersey 08086
  -----------------------------------------------------------------------
                (Address of principal executive offices)



                                 (609) 848-1800
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                (Registrant's telephone number, including area code)


                                           N/A
  -----------------------------------------------------------------------
               (Former name or address, if changed since last report)

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Item 7.  Financial Statements and Exhibits.
- -------  ----------------------------------

         The Current Report on Form 8-K, dated July 22, 1993, as amended on August 19, 1993 on Form 8-K/A and as further amended on September 20, 1993 on Form 8-K/A (the "Current Report"), is hereby further amended by additional unaudited combined statement of cash flows and combined earnings statement for the comparative six months ended June, 1992, filed herewith to this Form 8-K/A.

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ID SYSTEMS GROUP
COMBINED STATEMENT OF CASH FLOWS (unaudited)        (amounts in NLG 1,000)
FOR THE SIX MONTHS ENDED                             June 27,    June 30,
- -------------------------------------------            1993        1992
                                                     --------    --------
CASH INFLOW (OUTFLOW) FROM OPERATING ACTIVITIES:

NET LOSS                                             $(6,886)    $(  195)
Adjustments to reconcile net loss to net
  cash used by operating activities:
   Depreciation and amortization                       1,578         974
   Extraordinary gain on debt restructure             (3,900)          -
  (Increase) decrease in current assets:
   Accounts receivable                                 2,199      (2,006)
   Inventories                                         3,205      (   70)
   Other current assets                               (   91)     (  118)
  Increase (decrease) in current liabilities:
    Taxes and social security premiums                 1,545         208
    Accounts payable                                     970          10
    Provision for nonrecurring expenses                2,950           -
    Other current liabilities                          1,129      (   96)
    Minority Interest                                 (   59)     (   49)
   Other                                              (  335)          -
                                                      -------     -------
NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES       2,305      (1,342)
                                                      -------     -------
CASH INFLOW (OUTFLOW) FROM INVESTING ACTIVITIES:

Acquisition of property, plant and equipment               -      (1,254)
Other investing activities                                 -          92
                                                      -------     -------
NET CASH USED BY INVESTING ACTIVITIES                      -      (1,162)
                                                      -------     -------
CASH INFLOW (OUTFLOW) FROM FINANCING ACTIVITIES:
Advances from Checkpoint                               2,460           -
Payment of debt                                       (4,164)     (1,662)
Proceeds of debt                                           -       4,021
                                                      -------     -------
NET CASH PROVIDED (USED) FOR FINANCING ACTIVITIES     (1,704)      2,359
                                                      -------     -------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS     601      (  145)

CASH AND CASH EQUIVALENTS BEGINNING OF PERIOD            346         591
                                                       ------     -------
CASH AND CASH EQUIVALENTS END OF PERIOD                  947         446
                                                      =======     =======
Supplemental cash flow disclosure:
Cash paid for interest during the six month period ended June 27, 1993 and June 30, 1992 amounted to
 NLG 615 and NLG 1077, respectively.

                  See accompanying notes to financial statements.

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ID SYSTEMS GROUP
COMBINED EARNINGS STATEMENT (unaudited)             (amounts in NLG 1,000,
FOR THE SIX MONTHS ENDED                             except per share data
- ---------------------------------------              June 27,     June 30,
                                                       1993         1992
                                                     --------     --------
Net revenues                                         $ 11,697     $ 20,767
Cost of revenues                                        6,431        7,744
                                                      -------      -------
GROSS PROFIT                                            5,266       13,023

Selling, general and administrative expenses           11,563       13,184

Nonrecurring operating expenses                         4,463            -
                                                      -------     --------
OPERATING LOSS                                        (10,760)    (    161)

Interest income                                           153          448
Interest expense                                      (   615)    (  1,077)
Currency exchange gain                                    369           92
                                                     --------      -------
Loss before income taxes                              (10,853)    (    698)

Income taxes (benefit)                                      0     (    168)
Minority interest                                          67           48

LOSS FROM CONTINUING OPERATIONS                       (10,786)    (    482)

Discontinued operations:
 Operating result                                           -          455
 Income tax expense on result                               -          168

Extraordinary item:
Gain on restructuring of debt                           3,900            -
                                                      -------      -------
Net loss                                              ( 6,886)    (    195)
                                                      =======     ========
Common shares                                             134          134
                                                      =======     ========
Loss from continuing operations                       (    81)    (      4)
                                                      =======     ========
Loss per share                                        (    51)    (      2)
                                                      =======     ========
SHAREHOLDERS' EQUITY

Balance, December 31, 1992                            (26,830)
Net loss                                              ( 6,886)
Currency translation adjustment                       (   349)
                                                      -------
Balance, June 27, 1993                                (34,065)
                                                      =======

                  See accompanying notes to financial statements.

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             Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


     Date:  February 17, 1995

     CHECKPOINT SYSTEMS, INC.
     /s/Mitchell T. Codkind
     Corporate Controller and
     Chief Accounting Officer

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